Exhibit 99.1
                                News Release
Wabtec Delivers Strong Third Quarter 2023 Results; Raises Full-Year Guidance

•GAAP Earnings Per Share of $1.33, Up 51.1%; Adjusted Earnings Per Share of $1.70, Up 39.3%
•Sales Growth of 22.5% to $2.55 Billion; Freight Segment Sales Growth of 23.4% and Transit Segment Sales Growth of 20.0%
•GAAP Operating Margin at 14.5%; Adjusted Operating Margin Up 1.5 pts to 17.9%
•Strong Operating Cash Flow Generation of $425 Million; Cash Conversion of 116%
•Raised Mid-Point of Full-Year Adjusted EPS Guidance to Up 21.4% Year-Over-Year

PITTSBURGH, October 25, 2023 – Wabtec Corporation (NYSE: WAB) today reported third quarter 2023 GAAP earnings per diluted share of $1.33, up 51.1% versus the third quarter of 2022. Adjusted earnings per diluted share were $1.70, up 39.3% versus the same quarter a year ago. Third quarter sales were $2.55 billion, up 22.5% versus the third quarter a year ago, driven by strong sales across the Freight and Transit segments. The Company generated strong operating cash flow of $425 million resulting in a cash conversion of 116% for the third quarter 2023.

“The Wabtec team delivered a strong quarter as evidenced by increased growth in sales, margin, earnings, and operating cash flow,” said Rafael Santana, Wabtec’s President and CEO. “Demand remained strong, including international markets, where our pipeline of future opportunities continues to strengthen. With our team’s relentless focus on execution, we delivered for our customers and shareholders despite an increasingly volatile macro-economic environment.

“Looking forward, we are confident that the breadth of our products and technologies combined with our ability to maintain resiliency during economic uncertainty will provide us with a solid foundation for growth and continued momentum as we close out this year and move into 2024. These factors, among others, give us confidence to raise our full-year 2023 guidance. Wabtec is well-positioned to continue driving profitable growth and maximizing shareholder value.”

2023 Third Quarter Consolidated Results

Wabtec Corporation Consolidated Financial Results
$ in millions except earnings per share and percentages; margin change in percentage points (pts)	Third Quarter
	2023	2022	Change
Net Sales	$2,550	$2,081	22.5%

GAAP Gross Margin	31.0%	31.1%	(0.1 pts)
Adjusted Gross Margin	31.5%	31.4%	0.1 pts
GAAP Operating Margin	14.5%	12.5%	2.0 pts
Adjusted Operating Margin	17.9%	16.4%	1.5 pts

Wabtec Corporation Consolidated Financial Results
$ in millions except earnings per share and percentages; margin change in percentage points (pts)	Third Quarter
	2023	2022	Change
GAAP Diluted EPS	$1.33	$0.88	51.1%
Adjusted Diluted EPS	$1.70	$1.22	39.3%

Cash Flow from Operations	$425	$204	$221
Operating Cash Flow Conversion	116%	72%

•Sales increased 22.5% compared to the year-ago quarter driven by increased sales across the Freight and Transit segments.
•GAAP operating margin was higher than the prior year at 14.5% and adjusted operating margin was higher than the prior year at 17.9%. Both GAAP and adjusted operating margins benefited from lower SG&A expense as a percentage of sales and improved fixed cost absorption driven by higher sales, partially offset by manufacturing inefficiencies related to a strike at our Erie site during the quarter.
•GAAP EPS and adjusted EPS increased from the year-ago quarter primarily due to higher sales and margin expansion, partially offset by increased interest expense.

2023 Third Quarter Freight Segment Results

Wabtec Corporation Freight Segment Financial Results
Net sales $ in millions; margin change in percentage points (pts)	Third Quarter
	2023	2022	Change
Net Sales	$1,890	$1,531	23.4%
GAAP Gross Margin	32.3%	32.5%	(0.2 pts)
Adjusted Gross Margin	32.4%	32.7%	(0.3 pts)
GAAP Operating Margin	17.3%	15.2%	2.1 pts
Adjusted Operating Margin	21.2%	19.9%	1.3 pts

•Freight segment sales for the third quarter were up across most major product lines, with double-digit growth in Equipment, Components and Services.
•GAAP operating margin and adjusted operating margin benefited from lower SG&A expense as a percentage of sales and improved fixed cost absorption, partially offset by manufacturing inefficiencies related to a strike at our Erie site during the quarter.

2023 Third Quarter Transit Segment Results

Wabtec Corporation Transit Segment Financial Results
Net sales $ in millions; margin change in percentage points (pts)	Third Quarter
	2023	2022	Change
Net Sales	$660	$550	20.0%
GAAP Gross Margin	27.3%	27.4%	(0.1 pts)
Adjusted Gross Margin	29.0%	27.5%	1.5 pts
GAAP Operating Margin	10.3%	9.6%	0.7 pts
Adjusted Operating Margin	12.5%	11.0%	1.5 pts

•Transit segment sales for the third quarter were up 20.0% due to strong OE and aftermarket sales.
•GAAP and adjusted operating margins were up as a result of favorable fixed cost absorption, improved product mix and savings related to Integration 2.0, our three-year strategic initiative.

Backlog

Wabtec Corporation Consolidated Backlog Comparison
Backlog $ in millions	September 30,
	2023	2022	Change
12-Month Backlog	$7,091	$6,267	13.1%
Total Backlog	$21,483	$22,610	(5.0)%

The Company’s multi-year backlog continues to provide strong visibility. At September 30, 2023, the 12-month backlog was $824 million higher than September 30, 2022. At September 30, 2023, the multi-year backlog was $1,127 million lower than September 30, 2022 and excluding foreign currency exchange, the multi-year backlog decreased $1,383 million, down 6.1%.

Cash Flow and Liquidity Summary
•During the third quarter, cash provided by operations was $425 million versus $204 million in the year ago period due primarily to higher earnings and improved inventory management.
•At the end of the quarter, the Company had cash, cash equivalents and restricted cash of $392 million and total debt of $4.05 billion. At September 30, 2023, the Company’s total available liquidity was $1.86 billion, which includes cash and cash equivalents plus $1.48 billion available under current credit facilities.

2023 Financial Guidance
•Wabtec updated its 2023 financial guidance with sales expected to be in a range of $9.50 billion to $9.70 billion and adjusted earnings per diluted share to be in a range of $5.80 to $6.00.
•For full year 2023, Wabtec expects cash flow generation with operating cash flow conversion of greater than 90 percent.

Forecasted GAAP Earnings Reconciliation
Wabtec is not presenting a quantitative reconciliation of our forecasted GAAP earnings per diluted share to forecasted adjusted earnings per diluted share in reliance on the unreasonable efforts exemption provided under Item 10(e)(1)(i)(B) of Regulation S-K. Wabtec is unable to predict with reasonable certainty and without unreasonable effort the impact and timing of restructuring-related and other charges, including acquisition-related expenses and the outcome of certain regulatory, legal and tax matters. The financial impact of these items is uncertain and is dependent on various factors, including timing, and could be material to our Consolidated Statements of Earnings.

Conference Call Information
Wabtec will host a call with analysts and investors at 8:30 a.m. ET, today. To listen via webcast, go to Wabtec’s website at www.WabtecCorp.com and click on “Events & Presentations” in the “Investor Relations” section. Also, an audio replay of the call will be available by calling 1-877-344-7529 or 1-412-317-0088 (access code: 7429760).

About Wabtec
Wabtec Corporation (NYSE: WAB) is revolutionizing the way the world moves for future generations. The company is a leading global provider of equipment, systems, digital solutions and value-added services for the freight and transit rail industries, as well as the mining, marine and industrial markets. Wabtec has been a leader in the rail industry for over 150 years and has a vision to achieve a zero-emission rail system in the U.S. and worldwide. Visit Wabtec’s website at www.wabteccorp.com.

Information about non-GAAP Financial Information and Forward-Looking Statements
Wabtec’s earnings release and 2023 financial guidance mentions certain non-GAAP financial performance measures, including adjusted gross profit, adjusted operating expenses, adjusted operating margin, EBITDA, adjusted EBITDA, adjusted effective tax rate, adjusted income tax expense, adjusted income from operations, adjusted interest and other expense, adjusted earnings per diluted share and operating cash flow conversion. Wabtec defines EBITDA as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is further adjusted by restructuring costs. Wabtec defines operating cash flow conversion as net cash provided by operating activities divided by net income plus depreciation and amortization including deferred debt cost amortization. While Wabtec believes these are useful supplemental measures for investors, they are not presented in accordance with GAAP. Investors should not consider non-GAAP measures in isolation or as a substitute for net income, cash flows from operations, or any other items calculated in accordance with GAAP. In addition, the non-GAAP financial measures included in this release have inherent material limitations as performance measures because they add back certain expenses incurred by the Company to GAAP financial measures, resulting in those expenses not being taken into account in the applicable non-GAAP financial measure. Because not all companies use identical calculations, Wabtec’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Included in this release are reconciliation tables that provide details about how adjusted results relate to GAAP results.

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the impact of acquisitions by Wabtec, statements regarding Wabtec’s expectations about future sales and earnings, statements regarding order pipeline expectations, statements regarding anticipated cash flow generation with operating cash flow conversion, and statements about the impact of evolving global conditions on Wabtec’s business. All statements, other than historical facts, including statements regarding synergies and other expected benefits from acquisitions; statements regarding Wabtec’s plans, objectives, expectations and intentions; and statements regarding macro-economic conditions and evolving production and demand conditions; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) changes in general economic and/or industry specific conditions, including the impacts of tax and tariff programs, inflation, supply chain disruptions, foreign currency exchange, and industry consolidation; (2) changes in the financial condition or operating strategies of Wabtec’s customers; (3) unexpected costs, charges or expenses resulting from acquisitions and potential failure to realize synergies and other anticipated benefits of acquisitions, including as a result of integrating acquired targets into Wabtec; (4) inability to retain and hire key personnel; (5) evolving legal, regulatory and tax regimes; (6) changes in the expected timing of projects; (7) a decrease in freight or passenger rail traffic; (8) an increase in manufacturing costs; (9) actions by third parties, including government agencies; (10) the impact of epidemics, pandemics (including the COVID-19 pandemic), or similar public health crises on the global economy and, in particular, our customers, suppliers and end-markets, (11) potential disruptions, instability, and volatility in global markets as a result of global military action, acts of terrorism or armed conflict, including from the imposition of economic sanctions on Russia resulting from the invasion of Ukraine; (12) cybersecurity and data protection risks and (13) other risk factors as detailed from time to time in Wabtec’s reports filed with the SEC, including Wabtec’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. Wabtec does not undertake any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Wabtec Investor Contact
Kristine Kubacki, CFA / Kristine.Kubacki@wabtec.com / 412-450-2033

Wabtec Media Contact
Tim Bader / Tim.Bader@wabtec.com / 682-319-7925

Appendix A
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2023 AND 2022
(AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,

	2023	2022	2023	2022

Net sales	$2,550	$2,081	$7,151	$6,056
Cost of sales	(1,758)	(1,433)	(4,971)	(4,168)
Gross profit	792	648	2,180	1,888
Gross profit as a % of Net Sales	31.0%	31.1%	30.5%	31.2%

Selling, general and administrative expenses	(295)	(260)	(843)	(757)
Engineering expenses	(53)	(54)	(157)	(149)
Amortization expense	(74)	(73)	(222)	(218)
Total operating expenses	(422)	(387)	(1,222)	(1,124)
Operating expenses as a % of Net Sales	16.5%	18.6%	17.1%	18.6%

Income from operations	370	261	958	764
Income from operations as a % of Net Sales	14.5%	12.5%	13.4%	12.6%

Interest expense, net	(60)	(48)	(163)	(135)
Other income, net	10	4	17	15
Income before income taxes	320	217	812	644

Income tax expense	(78)	(54)	(204)	(162)
Effective tax rate	24.5%	24.7%	25.1%	25.1%

Net income	242	163	608	482

Less: Net income attributable to noncontrolling interest	(2)	(3)	(8)	(7)

Net income attributable to Wabtec shareholders	$240	$160	$600	$475

Earnings Per Common Share
Basic
Net income attributable to Wabtec shareholders	$1.34	$0.88	$3.34	$2.60
Diluted
Net income attributable to Wabtec shareholders	$1.33	$0.88	$3.33	$2.59

Weighted average shares outstanding
Basic	178.6	181.3	179.1	182.6
Diluted	179.2	181.9	179.7	183.1

Appendix A
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (CONTINUED)
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2023 AND 2022
(AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,

	2023	2022	2023	2022
Segment Information
Freight Net sales	$1,890	$1,531	$5,164	$4,343
Freight Income from operations	$327	$233	$825	$655
Freight Operating margin	17.3%	15.2%	16.0%	15.1%

Transit Net sales	$660	$550	$1,987	$1,713
Transit Income from operations	$68	$53	$203	$168
Transit Operating margin	10.3%	9.6%	10.2%	9.8%

Backlog Information (Note: 12-month is a sub-set of total)	September 30, 2023	June 30, 2023	September 30, 2022
Freight Total	$17,614	$18,336	$19,173
Transit Total	3,869	4,095	3,437
Wabtec Total	$21,483	$22,431	$22,610

Freight 12-month	$5,282	$5,318	$4,567
Transit 12-month	1,809	1,902	1,700
Wabtec 12-month	$7,091	$7,220	$6,267

Appendix B
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	September 30, 2023	December 31, 2022
In millions
Cash, cash equivalents and restricted cash	$392	$541
Receivables, net	1,714	1,519
Inventories, net	2,246	2,034
Other current assets	282	233
Total current assets	4,634	4,327
Property, plant and equipment, net	1,419	1,429
Goodwill	8,590	8,508
Other intangible assets, net	3,267	3,402
Other noncurrent assets	890	850
Total Assets	$18,800	$18,516
Current liabilities	$3,891	$3,467
Long-term debt	3,288	3,751
Other long-term liabilities	1,254	1,151
Total Liabilities	8,433	8,369
Shareholders' equity	10,326	10,102
Noncontrolling interest	41	45
Total Equity	10,367	10,147
Total Liabilities and Equity	$18,800	$18,516

Appendix C
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Nine Months Ended September 30,
	2023	2022
In millions
Operating activities
Net income	$608	$482
Non-cash expense	372	355
Receivables	(214)	(39)
Inventories	(201)	(401)
Accounts payable	(50)	232
Other assets and liabilities	—	(1)
Net cash provided by operating activities	515	628

Net cash used for investing activities	(336)	(149)

Net cash used for financing activities	(323)	(395)

Effect of changes in currency exchange rates	(5)	(43)

(Decrease) increase in cash	(149)	41

Cash, cash equivalents and restricted cash, beginning of period	541	473
Cash, cash equivalents and restricted cash, end of period	$392	$514

Appendix D
Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec’s reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)	Third Quarter 2023 Actual Results
	Net	Gross	Operating	Income from	Interest &		Net	Noncontrolling	Wabtec
	Sales	Profit	Expenses	Operations	Other Exp	Tax	Income	Interest	Net Income	EPS

Reported Results	$2,550	$792	$(422)	$370	$(50)	$(78)	$242	$(2)	$240	$1.33

Restructuring costs	—	13	—	13	—	(3)	10	—	10	$0.06

Non-cash Amortization expense	—	—	74	74	—	(19)	55	—	55	$0.31

Adjusted Results	$2,550	$805	$(348)	$457	$(50)	$(100)	$307	$(2)	$305	$1.70

Fully Diluted Shares Outstanding										179.2

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)	Third Quarter Year-to-Date 2023 Actual Results
	Net	Gross	Operating	Income from	Interest &		Net	Noncontrolling	Wabtec
	Sales	Profit	Expenses	Operations	Other Exp	Tax	Income	Interest	Net Income	EPS

Reported Results	$7,151	$2,180	$(1,222)	$958	$(146)	$(204)	$608	$(8)	$600	$3.33

Restructuring costs	—	25	7	32	—	(8)	24	—	24	$0.13

Non-cash Amortization expense	—	—	222	222	—	(56)	166	—	166	$0.92

Adjusted Results	$7,151	$2,205	$(993)	$1,212	$(146)	$(268)	$798	$(8)	$790	$4.38

Fully Diluted Shares Outstanding										179.7

Appendix D
Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec’s reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)	Third Quarter 2022 Actual Results
	Net	Gross	Operating	Income from	Interest &		Net	Noncontrolling	Wabtec
	Sales	Profit	Expenses	Operations	Other Exp	Tax	Income	Interest	Net Income	EPS

Reported Results	$2,081	$648	$(387)	$261	$(44)	$(54)	$163	$(3)	$160	$0.88

Restructuring costs	—	5	4	9	—	(2)	7	—	7	$0.04

Non-cash Amortization expense	—	—	73	73	—	(18)	55	—	55	$0.30

Adjusted Results	$2,081	$653	$(310)	$343	$(44)	$(74)	$225	$(3)	$222	$1.22

Fully Diluted Shares Outstanding										181.9

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)	Third Quarter Year-to-Date 2022 Actual Results
	Net	Gross	Operating	Income from	Interest &		Net	Noncontrolling	Wabtec
	Sales	Profit	Expenses	Operations	Other Exp	Tax	Income	Interest	Net Income	EPS

Reported Results	$6,056	$1,888	$(1,124)	$764	$(120)	$(162)	$482	$(7)	$475	$2.59

Restructuring costs	—	12	8	20	—	(5)	15	—	15	$0.08

Non-cash Amortization expense	—	—	218	218	—	(54)	164	—	164	$0.89

Adjusted Results	$6,056	$1,900	$(898)	$1,002	$(120)	$(221)	$661	$(7)	$654	$3.56

Fully Diluted Shares Outstanding										183.1

Appendix E
Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec’s reported results prepared in accordance with GAAP.

Wabtec Corporation
Third Quarter 2023 EBITDA Reconciliation
(in millions)
	Reported Income	+	Other Income	+	Depreciation &	=	EBITDA	+	Restructuring	=	Adjusted
	from Operations		(Expense)		Amortization				Costs		EBITDA

Consolidated Results	$370		$10		$124		$504		$10		$514

Wabtec Corporation
Third Quarter 2023 YTD EBITDA Reconciliation
(in millions)
	Reported Income	+	Other Income	+	Depreciation &	=	EBITDA	+	Restructuring	=	Adjusted
	from Operations		(Expense)		Amortization				Costs		EBITDA

Consolidated Results	$958		$17		$367		$1,342		$24		$1,366

Wabtec Corporation
Third Quarter 2022 EBITDA Reconciliation
(in millions)
	Reported Income	+	Other Income	+	Depreciation &	=	EBITDA	+	Restructuring	=	Adjusted
	from Operations		(Expense)		Amortization				Costs		EBITDA

Consolidated Results	$261		$4		$117		$382		$9		$391

Wabtec Corporation
Third Quarter 2022 YTD EBITDA Reconciliation
(in millions)
	Reported Income	+	Other Income	+	Depreciation &	=	EBITDA	+	Restructuring	=	Adjusted
	from Operations		(Expense)		Amortization				Costs		EBITDA

Consolidated Results	$764		$15		$354		$1,133		$20		$1,153

Appendix F
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
SALES BY PRODUCT LINE
(UNAUDITED)

	Three Months Ended September 30,
In millions	2023	2022
Freight Segment
Services	$787	$669
Equipment	615	443
Components	307	232
Digital Intelligence	181	187
Total Freight Segment	$1,890	$1,531

Transit Segment
Original Equipment Manufacturer	$302	$264
Aftermarket	358	286
Total Transit Segment	$660	$550
	Nine Months Ended September 30,
In millions	2023	2022
Freight Segment
Services	$2,304	$2,046
Equipment	1,423	1,098
Components	874	695
Digital Intelligence	563	504
Total Freight Segment	$5,164	$4,343

Transit Segment
Original Equipment Manufacturer	$909	$815
Aftermarket	1,078	898
Total Transit Segment	$1,987	$1,713

Appendix G
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS - BY SEGMENT
(UNAUDITED)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2023		2022		2023		2022
In millions	Gross Profit	Income from Operations	Gross Profit	Income from Operations	Gross Profit	Income from Operations	Gross Profit	Income from Operations

Freight Segment Reported Results	$611	$327	$497	$233	$1,632	$825	$1,414	$655
Freight Segment Reported Margin	32.3%	17.3%	32.5%	15.2%	31.6%	16.0%	32.6%	15.1%

Restructuring costs	2	3	4	5	8	11	7	8
Non-cash Amortization expense	—	69	—	69	—	206	—	204

Freight Segment Adjusted Results	$613	$399	$501	$307	$1,640	$1,042	$1,421	$867
Freight Segment Adjusted Margin	32.4%	21.2%	32.7%	19.9%	31.8%	20.2%	32.7%	20.0%

Transit Segment Reported Results	$181	$68	$151	$53	$548	$203	$474	$168
Transit Segment Reported Margin	27.3%	10.3%	27.4%	9.6%	27.6%	10.2%	27.6%	9.8%

Restructuring costs	11	10	1	3	17	21	5	10
Non-cash Amortization expense	—	5	—	4	—	16	—	14

Transit Segment Adjusted Results	$192	$83	$152	$60	$565	$240	$479	$192
Transit Segment Adjusted Margin	29.0%	12.5%	27.5%	11.0%	28.4%	12.1%	27.9%	11.2%

Appendix H
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
RECONCILIATION OF CHANGES IN NET SALES - BY SEGMENT
(UNAUDITED)

	Three Months Ended September 30,
In millions	Freight	Transit	Consolidated

2022 Net Sales	$1,531	$550	$2,081

Acquisitions	45	—	45
Foreign Exchange	2	30	32
Organic	312	80	392

2023 Net Sales	$1,890	$660	$2,550

Change ($)	359	110	469
Change (%)	23.4%	20.0%	22.5%

	Nine Months Ended September 30,
2022 Net Sales	$4,343	$1,713	$6,056

Acquisitions	77	—	77
Foreign Exchange	(28)	(3)	(31)
Organic	772	277	1,049

2023 Net Sales	$5,164	$1,987	$7,151

Change ($)	821	274	1,095
Change (%)	18.9%	16.0%	18.1%

Appendix I

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
2023 Third Quarter Cash Conversion Calculation
(in millions)
	Reported Cash from Operations	÷	(Net Income	+	Depreciation & Amortization)	=	Cash Conversion

Consolidated Results	$425		$242		$125		116%

Wabtec Corporation
2023 Third Quarter YTD Cash Conversion Calculation
(in millions)
	Reported Cash from Operations	÷	(Net Income	+	Depreciation & Amortization)	=	Cash Conversion

Consolidated Results	$515		$608		$371		53%

Wabtec Corporation
2022 Third Quarter Cash Conversion Calculation
(in millions)
	Reported Cash from Operations	÷	(Net Income	+	Depreciation & Amortization)	=	Cash Conversion

Consolidated Results	$204		$163		$119		72%

Wabtec Corporation
2022 Third Quarter YTD Cash Conversion Calculation
(in millions)
	Reported Cash from Operations	÷	(Net Income	+	Depreciation & Amortization)	=	Cash Conversion

Consolidated Results	$628		$482		$359		75%